Exhibit 99.1

Investor Contact:	Media Contact:
Susannah Livingston	Diego Romero
(602) 682-1584	(602) 682-3173
susannahlivingston@sprouts.com	media@sprouts.com

SPROUTS FARMERS MARKET, INC. REPORTS FOURTH QUARTER AND FULL YEAR 2019 RESULTS

PHOENIX, Ariz. – (Globe Newswire) – February 20, 2020 – Sprouts Farmers Market, Inc. (Nasdaq: SFM) today reported results for the 13-week fourth quarter and 52-week year ended December 29, 2019.

Fourth Quarter Highlights:

•	Net sales of $1.4 billion; an 8% increase from the same period in 2018
•	Comparable store sales growth of 1.5% and two-year comparable store sales growth of 3.8%
•	Net income of $32 million; compared to net income of $13 million and adjusted net income of $24 million from the same period in 2018
•	Diluted earnings per share of $0.27; compared to diluted earnings per share of $0.10 and adjusted diluted earnings per share of $0.19 from the same period in 2018

Fiscal Year 2019 Highlights:

•	Net sales of $5.6 billion; an 8% increase from 2018
•	Comparable store sales growth of 1.1% and two-year comparable store sales growth of 3.2%
•	Net income and adjusted net income of $150 million; compared to net income of $159 million and adjusted net income of $168 million in 2018
•	Diluted earnings and adjusted diluted earnings per share of $1.25; compared to diluted earnings per share of $1.22 and adjusted diluted earnings per share of $1.29 in 2018

“During the fourth quarter, I was encouraged by the Sprouts team’s dedication to driving same store sales growth, while we simultaneously delivered positive margins,” said Jack Sinclair, chief executive officer of Sprouts Farmers Market.   “We remain engaged in developing a long-term strategy and are optimistic about the future of Sprouts rooted in a brand that is good for you, good for your family and good for the planet.”

2020 First Quarter and Full Year Outlook

The following provides information on our outlook for 2020, which does not factor in any strategic changes. In addition, the Company notes the fiscal year 2020 will be a 53-week year, with the extra week falling in the fourth quarter. We estimate the impact from the 53rd week to be approximately $120 million in sales, $9 million in income before income taxes, and $0.06 in diluted earnings per share:

Full year 2020 Outlook
	Q1 2020 Outlook	(52-Week)
Net sales growth	5.5% to 6.5%	5.5% to 6.5%
Comparable store sales growth	0% to 1%	0% to 1%
Unit growth		Approximately 20
Diluted earnings per share	$0.45 to $0.47	$1.17 to $1.23
Earnings before taxes ("EBT") Growth		$187M to $197M
Effective tax rate		Approximately 26%
Capital expenditures (net of landlord reimbursements)		$120M to $130M

Fourth Quarter and Full Year 2019 Conference Call

We will hold a conference call at 3 p.m. Mountain Standard Time (5 p.m. Eastern Standard Time) on Thursday, February 20, 2020 during which Sprouts executives will further discuss our fourth quarter and fiscal year 2019 financial results.

A webcast of the conference call will be available through Sprouts’ investor webpage located at investors.sprouts.com. Participants should register on the website approximately 10 minutes prior to the start of the webcast.

The conference call will be available via the following dial-in numbers:

•	U.S. Participants: 877-398-9481
•	International Participants: +1-408-337-0130
•	Conference ID: 9977410

The audio replay will remain available for 72 hours and can be accessed by dialing 855-859-2056 (toll-free) or 404-537-3406 (international) and entering the confirmation code: 9977410.

Important Information Regarding Outlook

There is no guarantee that Sprouts will achieve its projected financial expectations, which are based on management estimates, currently available information and assumptions that management believes to be reasonable.   These expectations are inherently subject to significant economic, competitive and other uncertainties and contingencies, many of which are beyond the control of management.  See “Forward-Looking Statements” below.

Forward-Looking Statements

Certain statements in this press release are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Sprouts Farmers Market or its management "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the company’s guidance, outlook, growth and opportunities. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the company’s ability to successfully compete in its intensely competitive industry; the company’s ability to successfully open new stores; the company’s ability to manage its growth; the company’s ability to maintain or improve its operating margins; the company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the company’s Securities and Exchange Commission filings, including, without limitation, the company’s Annual Report on Form 10-K. The company intends these forward-looking statements to speak only as of the time of this release and does not undertake to update or revise them as more information becomes available, except as required by law.

Corporate Profile

About Sprouts Farmers Market
Sprouts Farmers Market, Inc., one of the fastest-growing retailers in the country, has made healthy living accessible to shoppers for nearly two decades by offering affordable, fresh, natural and organic products. True to its farmers market heritage, Sprouts is known for pioneering its unique grocery model by offering a welcoming store layout featuring fresh produce at the center of the store, an expansive bulk foods section, and a vitamin department focused on overall wellness. Sprouts also offers a unique assortment of healthier products with special attributes, such as plant-based, gluten-free, keto-friendly, and grass-fed, to meet the growing and diverse needs of today’s consumer. Headquartered in Phoenix, Ariz., Sprouts employs more than 30,000 team members and operates over 340 stores in 22 states from coast to coast. Visit about.sprouts.com for more information.

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Thirteen weeks ended		Fifty-two weeks ended
	December 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018
Net sales	$1,364,991	$1,269,338	$5,634,835	$5,207,336
Cost of sales	896,028	848,369	3,740,017	3,459,861
Gross profit	468,963	420,969	1,894,818	1,747,475
Selling, general and administrative expenses	387,481	352,672	1,549,707	1,404,443
Depreciation and amortization (exclusive of depreciation included in cost of sales)	30,703	27,966	120,491	108,045
Store closure and other costs	3,864	11,579	7,260	12,076
Income from operations	46,915	28,752	217,360	222,911
Interest expense, net	5,195	7,420	21,192	27,435
Other income	—	—	—	320
Income before income taxes	41,720	21,332	196,168	195,796
Income tax provision	10,086	8,629	46,539	37,260
Net income	$31,634	$12,703	$149,629	$158,536
Net income per share:
Basic	$0.27	$0.10	$1.25	$1.23
Diluted	$0.27	$0.10	$1.25	$1.22
Weighted average shares outstanding:
Basic	117,934	126,574	119,368	128,827
Diluted	118,219	127,398	119,742	129,776

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	December 29, 2019	December 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$85,314	$1,588
Accounts receivable, net	15,713	40,564
Inventories	275,979	264,366
Prepaid expenses and other current assets	10,833	27,323
Total current assets	387,839	333,841
Property and equipment, net of accumulated depreciation	741,508	766,429
Operating lease assets	1,028,436	—
Intangible assets, net of accumulated amortization	185,395	194,803
Goodwill	368,078	368,078
Other assets	11,727	12,463
Total assets	$2,722,983	$1,675,614
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$261,326	$253,969
Accrued salaries and benefits	48,579	48,603
Current portion of capital and financing lease obligations	—	7,428
Current portion of operating lease liabilities	106,153	—
Current portion of finance lease liabilities	754	—
Total current liabilities	416,812	310,000
Long-term capital and financing lease obligations	—	119,642
Long-term operating lease liabilities	1,078,927	—
Long-term debt and finance lease liabilities	549,419	453,000
Other long-term liabilities	41,517	153,377
Deferred income tax liability	54,356	50,399
Total liabilities	2,141,031	1,086,418
Commitments and contingencies
Stockholders' equity:
Undesignated preferred stock; $0.001 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value; 200,000,000 shares authorized, 117,543,668 shares issued and outstanding, December 29, 2019; 124,975,691 shares issued and outstanding, December 30, 2018	117	124
Additional paid-in capital	670,966	657,140
Accumulated other comprehensive (loss) income	(4,682)	1,134
Accumulated deficit	(84,449)	(69,202)
Total stockholders' equity	581,952	589,196
Total liabilities and stockholders' equity	$2,722,983	$1,675,614

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

	Fifty-two weeks ended
	December 29, 2019	December 30, 2018
Cash flows from operating activities
Net income	$149,629	$158,536
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	122,804	110,749
Operating lease asset amortization	81,842	—
Store closure and other costs	4,113	4,115
Share-based compensation	8,949	14,512
Deferred income taxes	(216)	23,333
Other non-cash items	4,136	1,482
Changes in operating assets and liabilities:
Accounts receivable	36,062	(7,666)
Inventories	(11,612)	(34,824)
Prepaid expenses and other current assets	19,208	(2,908)
Other assets	(1,275)	(5,086)
Accounts payable and other accrued liabilities	28,699	4,366
Accrued salaries and benefits	295	3,039
Operating lease liabilities	(88,002)	—
Other long-term liabilities	578	24,731
Cash flows from operating activities	355,210	294,379
Cash flows used in investing activities
Purchases of property and equipment	(183,232)	(177,082)
Cash flows used in investing activities	(183,232)	(177,082)
Cash flows used in financing activities
Proceeds from revolving credit facilities	265,405	233,000
Payments on revolving credit facilities	(180,405)	(128,000)
Payments on capital and financing lease obligations	—	(4,517)
Payments on finance lease obligations	(690)	—
Payments of deferred financing costs	—	(2,131)
Cash from landlords related to capital and financing lease obligations	—	3,643
Repurchase of common stock	(176,310)	(258,307)
Proceeds from exercise of stock options	4,878	21,843
Other	(319)	(59)
Cash flows used in financing activities	(87,441)	(134,528)
Increase / (Decrease) in cash, cash equivalents, and restricted cash	84,537	(17,231)
Cash, cash equivalents, and restricted cash at beginning of the period	2,248	19,479
Cash, cash equivalents, and restricted cash at the end of the period	$86,785	$2,248

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with accounting principles generally accepted in the United States (“GAAP”), the company presents EBITDA, adjusted EBITDA, adjusted income before income taxes (adjusted EBT), adjusted net income and adjusted diluted earnings per share. These measures are not in accordance with, and are not intended as alternatives to, GAAP. The company's management believes that this presentation provides useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the company, and certain of these measures may be used as components of incentive compensation.

The company defines EBITDA as net income before interest expense, provision for income tax, and depreciation, amortization and accretion and adjusted EBITDA as EBITDA excluding the impact of special items. The company defines adjusted EBT, adjusted net income and adjusted diluted earnings per share by adjusting the applicable GAAP measure to remove the impact of special items.

Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the company’s business, or as a measure of cash that will be available to meet the company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the company’s results as reported under GAAP.

The following table shows a reconciliation of EBITDA and adjusted EBITDA to net income for the thirteen and fifty-two weeks ended December 29, 2019 and December 30, 2018 and a reconciliation of EBT, net income and diluted earnings per share to adjusted EBT, adjusted net income and adjusted diluted earnings per share for the thirteen and fifty-two weeks ended December 29, 2019 and December 30, 2018:

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES

NON-GAAP MEASURE RECONCILIATION

(UNAUDITED)

(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	Thirteen weeks ended		Fifty-two weeks ended
	December 29, 2019	December 30, 2018	December 29, 2019	December 30, 2018
Net income	$31,634	$12,703	$149,629	$158,536
Income tax provision (1)	10,086	8,629	46,539	37,260
Income before income taxes (Earnings before taxes "EBT")	41,720	21,332	196,168	195,796
Special Items:
Executive Compensation (2)	—	3,618	508	3,618
Store closures (3)	—	7,961	—	7,961
Total Special Items - pre-tax	—	11,579	508	11,579
Adjusted EBT	$41,720	$32,911	$196,676	$207,375
Net income	$31,634	$12,703	$149,629	$158,536
Income tax provision (1)	10,086	8,629	46,539	37,260
Interest expense, net	5,195	7,420	21,192	27,435
Earnings before interest and taxes (EBIT)	46,915	28,752	217,360	223,231
Depreciation, amortization and accretion	31,258	28,571	122,804	110,749
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$78,173	$57,323	$340,164	$333,980
Special Items:
Executive Compensation (2)	—	3,618	508	3,618
Store closures (3)	—	7,961	—	7,961
Total Special Items - pre-tax	—	11,579	508	11,579
Adjusted EBITDA	$78,173	$68,902	$340,672	$345,559
Net income	$31,634	$12,703	$149,629	$158,536
Special Items:
Executive compensation, net of tax (2)	—	5,652	—	5,652
Store closures, net of tax (3)	—	5,921	377	5,921
Adjusted Net income before one-time tax benefit	31,634	24,276	150,006	170,109
Income tax benefit related to Tax Act and other one-time tax benefits (4)	—	—	—	(2,573)
Adjusted Net income	$31,634	$24,276	$150,006	$167,536
Diluted earnings per share	$0.27	$0.10	$1.25	$1.22
Adjusted diluted earnings per share	$0.27	$0.19	$1.25	$1.29
Diluted weighted average shares outstanding	118,219	127,398	119,742	129,776

(1)

Income tax provision includes approximately a $12 million (or $0.10 per diluted share) benefit during the fifty-two weeks ended December 30, 2018 in excess federal and state tax for share based compensation primarily associated with the exercise of expiring pre-IPO options.

(2)

During the thirteen and fifty-two weeks ended December 30, 2018, the Company recorded one-time pre-tax compensation charges of $4 million associated with the resignation of the former CEO. The after-tax impact includes incremental tax expense associated with certain nondeductible executive compensation costs.

(3)

During the thirteen and fifty-two weeks ended December 30, 2018, in connection with the closure to two stores, the Company recorded one-time non-cash pre-tax charges of $8 million primarily related to the estimated fair value of the lease termination obligations and asset impairments. After-tax impact includes the tax benefit on the pre-tax charge.

(4)

During the fifty-two weeks ended December 30, 2018, the Company adopted a tax calculation method change for the accelerated deduction of certain items, resulting in a discrete tax benefit of $3 million.

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Source: Sprouts Farmers Market, Inc.

Phoenix, AZ

2/20/2020